Exhibit 99.1
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS OF COMVERSE TECHNOLOGY, INC.
The following unaudited pro forma consolidated financial statements give effect to the share distribution and related transactions described below, based on assumptions and adjustments set forth in the accompanying notes.
CTI's unaudited pro forma consolidated financial statements presented below consist of an unaudited pro forma consolidated balance sheet as of July 31, 2012 and unaudited pro forma consolidated statements of operations for the six months ended July 31, 2012 and 2011 and the fiscal years ended January 31, 2012, 2011 and 2010. The following unaudited pro forma consolidated financial statements should be read in conjunction with CTI's historical consolidated financial statements and accompanying notes included in CTI's Quarterly Report on Form 10-Q for the quarterly period ended July 31, 2012 (the '"Quarterly Report") filed with the Securities and Exchange Commission (the "SEC") on September 10, 2012, CTI's Annual Report on Form 10-K for the fiscal year ended January 31, 2012 filed with the SEC on April 2, 2012, CTI's Current Report on Form 8-K filed with the SEC on October 19, 2012 (the "October 19 Form 8-K") and historical combined financial statements of Comverse Inc. ("Comverse"), Starhome B.V. ("Starhome") and Exalink Ltd., included in the Preliminary Information Statement filed as Exhibit 99.1 to the Registration Statement on Form 10 filed by Comverse with the SEC on October 10, 2012. CTI's historical consolidated statement of operations information presented for the fiscal years ended January 31, 2012, 2011 and 2010 has been recast to reflect the results of operations of Starhome, a former majority-owned subsidiary of CTI, as discontinued operations due the sale of Starhome to third party unaffiliated purchasers, which was completed on October 19, 2012,  and is derived from the unaudited consolidated statements of operations included in the October 19 Form 8-K.
The unaudited pro forma consolidated financial statements have been derived from CTI's historical consolidated financial statements and Comverse's historical combined financial statements, and are not intended to represent a complete presentation of CTI's and Comverse's financial condition or results of operations had the share distribution and related transactions occurred as of that date and for the periods presented. In addition, they are provided for illustrative and informational purposes only and are not necessarily indicative of CTI's or Comverse's future financial condition or results of operations. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable, that reflect the expected impacts of events directly attributable to the share distribution and related transactions, and that are factually supportable and for purposes of the statements of operations, are expected to have a continuing impact. However, such adjustments may change materially from the information presented.
The unaudited pro forma consolidated balance sheet as of July 31, 2012 has been prepared as if the share distribution and related transactions occurred on July 31, 2012. The unaudited pro forma consolidated statements of operations for the six months ended July 31, 2012 and 2011 and the fiscal years ended January 31, 2012, 2011 and 2010 have been prepared as if the share distribution and related transactions had occurred as of February 1, 2009.
The unaudited pro forma consolidated financial statements give effect to the following significant transactions:

•	the elimination of the operations of Comverse;

•	cash and asset capital contributions to Comverse by CTI;

•	the settlement of borrowings under notes payable by Comverse to CTI through a capital contribution to Comverse by CTI; and

•	estimated transaction costs associated with the share distribution.

The Company does not expect to record any stock-based compensation expense in connection with the treatment of outstanding share-based awards in connection with the share distribution.
The following unaudited pro forma consolidated financial statements do not give pro forma effect to the previously disclosed proposed merger of CTI into Verint Systems Inc. (the "Verint Merger") and the following related transactions:

•
the contribution of $25.0 million by CTI to Comverse upon completion of the Verint Merger by placing such funds in escrow to support indemnification claims to the extent made against Comverse by Verint;

•
Verint Merger related estimated transaction costs, primarily related to financial advisory, accounting, tax, consulting and legal fees, which will be paid by CTI. The total estimated merger related transaction costs are $17.4 million, of which $1.4 million were incurred during the six months ended July 31, 2012; and

•	a $2.2 payment made in September 2012 to settle CTI's convertible debt obligations.

Unaudited Pro Forma Consolidated Balance Sheet as of July 31, 2012

	Historical	Distribution of Comverse	a	Pro forma Adjustments	Note	Pro forma as Adjusted
	(In thousands, except share and per share data)
ASSETS
Current assets:
Cash and cash equivalents (1)	$415,153	$(116,320)		$(38,500)	b	$260,333
Restricted cash and bank time deposits	39,372	(28,622)		—		10,750
Accounts receivable, net	315,758	(148,142)		—		167,616
Inventories	40,426	(30,426)		—		10,000
Deferred cost of revenue	38,909	(34,455)		—		4,454
Deferred income taxes	22,849	(9,964)		—	j	12,885
Prepaid expenses and other current assets	80,787	(37,582)		(861)	c
				(4,115)	d
				4,038	j	42,267
Receivables from affiliates	—	(2,414)		2,414	c	—
Current assets of discontinued operations	43,357	(43,357)		—		—
Total current assets	996,611	(451,282)		(37,024)		508,305
Property and equipment, net	74,855	(41,270)		(1,443)	e	32,142
Goodwill	1,045,923	(155,450)		—		890,473
Intangible assets, net	176,855	(13,957)		—		162,898
Deferred cost of revenue	101,629	(93,377)		—		8,252
Deferred income taxes	17,871	(9,414)		—	j	8,457
Other assets	94,067	(61,397)		(785)	f
				(388)	d	31,497
Noncurrent assets of discontinued operations	8,826	(8,826)		—		—
Total assets	$2,516,637	$(834,973)		$(39,640)		$1,642,024
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued expenses	$340,064	$(171,998)		$9,873	g
				900	h
				(32)	d
				(1,197)	i	177,610
Convertible debt obligations	2,195	—		—		2,195
Deferred revenue	487,747	(341,584)		—		146,163
Deferred income taxes	12,164	(8,755)		—	j	3,409
Bank loans	6,292	—		—		6,292
Income taxes payable	7,246	(2,570)		—	j	4,676
Other current liabilities	53,129	—		(251)	d
				(49)	i	52,829
Payable to affiliate	—	—		1,553	c	1,553
Current liabilities of discontinued operations	28,003	(28,003)		—		—
Total current liabilities	936,840	(552,910)		10,797		394,727
Bank loans	587,675	—		—		587,675
Deferred revenue	172,517	(155,844)		—		16,673
Deferred income taxes	91,640	(43,467)		—	j	48,173
Notes payable to CTI	—	(18,286)		18,286	k	—
Other long-term liabilities	186,494	(142,042)		(1,116)	f
				(1,260)	j	42,076

Noncurrent liabilities of discontinued operations	4,816	(4,816)	—		—
Total liabilities	1,979,982	(917,365)	26,707		1,089,324
Commitments and contingencies
Equity:
Comverse Technology, Inc. shareholders’ equity:
Common stock, $0.10 par value - authorized, 600,000,000 shares issued 220,565,694 shares; outstanding 214,229,956, on historical and pro forma basis	22,057	—	—		22,057
Treasury stock, at cost	(9,641)	—	—		(9,641)
Additional paid-in capital	2,213,262	—	117,320	l
			(38,500)	b
			(1,443)	e
			331	f
			1,246	i
			(18,286)	k
			(4,220)	d
			5,298	j	2,275,008
Net investment of CTI		117,320	(117,320)	l	—
Accumulated deficit	(1,819,848)	—	(9,873)	g
			(900)	h	(1,830,621)
Accumulated other comprehensive income (loss)	2,730	(26,788)			(24,058)
Total Comverse Technology, Inc. shareholders’ equity	408,560	90,532	(66,347)		432,745
Noncontrolling interest	128,095	(8,140)			119,955
Total equity	536,655	82,392	(66,347)		552,700
Total liabilities and equity	$2,516,637	$(834,973)	$(39,640)		$1,642,024
(1) Includes $173.3 million of cash and cash equivalents held by Verint as of July 31, 2012. Under its credit agreement, Verint is precluded from paying cash dividends to its shareholders, including CTI.

Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended July 31, 2012

	Historical	Distribution of Comverse	a	Pro forma Adjustments	Note	Pro forma as Adjusted
	(In thousands, except per share and per share data)
Revenue:
Product revenue	$293,528	$(99,539)		$—		$193,989
Service revenue	424,509	(209,437)		—		215,072
Total revenue	718,037	(308,976)		—		409,061
Costs and expenses:
Product costs	126,635	(51,933)		—		74,702
Service costs	216,274	(146,668)		—		69,606
Research and development, net	97,462	(38,864)		—		58,598
Selling, general and administrative	268,558	(74,327)		(10,071)	m
				(98)	o	184,062
Other operating expenses:
Restructuring charges	1,107	(1,107)		—		—
Total costs and expenses	710,036	(312,899)		(10,169)		386,968
Income from operations	8,001	3,923		10,169		22,093
Interest income	705	(443)		—		262
Interest expense	(15,798)	376		—		(15,422)
Interest expense on notes payable to CTI	—	250		(250)	p	—
Other income, net	(3,439)	3,896		—		457
(Loss) income before income tax provision	(10,531)	8,002		9,919		7,390
Income tax provision	(29,348)	13,006		412	q	(15,930)
Net loss from continuing operations	$(39,879)	$21,008		$10,331		$(8,540)
Weighted average common shares outstanding:
Basic and Diluted	218,983,165				r	218,983,165
Loss per share:
Basic	$(0.25)				s	$(0.13)
Diluted	(0.25)				t	(0.13)

Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended July 31, 2011

	Historical	Distribution of Comverse	a	Pro forma Adjustments	Note	Pro forma as Adjusted
	(In thousands, except per share and per share data)
Revenue:
Product revenue	$298,330	$(114,629)		—		$183,701
Service revenue	418,780	(231,190)		—		187,590
Total revenue	717,110	(345,819)		—		371,291
Costs and expenses:
Product costs	119,649	(58,569)		—		61,080
Service costs	226,326	(162,948)		—		63,378
Research and development, net	101,893	(48,717)		—		53,176
Selling, general and administrative	281,346	(77,443)		(126)	o	203,777
Other operating expenses:
Restructuring charges	13,050	(13,050)		—		—
Total costs and expenses	742,264	(360,727)		(126)		381,411
Loss from operations	(25,154)	14,908		126		(10,120)
Interest income	2,607	(883)		—		1,724
Interest expense	(17,133)	471		—		(16,662)
Interest expense on note payable to CTI	—	182		(182)	p	—
Loss on extinguishment of debt	(8,136)	—		—		(8,136)
Other income, net	11,980	2,556		—		14,536
Loss before income tax provision	(35,836)	17,234		(56)		(18,658)
Income tax provision	(56,902)	40,119		—	q	(16,783)
Net loss from continuing operations	$(92,738)	$57,353		$(56)		$(35,441)
Weighted average common shares outstanding:
Basic and Diluted	205,892,853				r	205,892,853
Loss per share:
Basic	$(0.49)				s	$(0.21)
Diluted	(0.49)				t	(0.21)

Unaudited Pro Forma Consolidated Statement of Operations for the Fiscal Year Ended January 31, 2012

	Historical	Distribution of Comverse	a	Pro forma Adjustments	Note	Pro forma as Adjusted
	(In thousands, except per share and per share data)
Revenue:
Product revenue	$666,851	$(276,459)		$—		$390,392
Service revenue	886,954	(494,698)		—		392,256
Total revenue	1,553,805	(771,157)		—		782,648
Costs and expenses:
Product costs	274,474	(136,024)		—		138,450
Service costs	462,754	(332,843)		—		129,911
Research and development, net	205,239	(94,238)		—		111,001
Selling, general and administrative	566,587	(160,417)		(202)	o	405,968
Other operating expenses:						—
Litigation settlements	4,880	—		—		4,880
Restructuring charges	20,728	(20,728)		—		—
Total other operating expenses	25,608	(20,728)		—		4,880
Total costs and expenses	1,534,662	(744,250)		(202)		790,210
Income (loss) from operations	19,143	(26,907)		202		(7,562)
Interest income	4,174	(1,755)		—		2,419
Interest expense	(33,332)	953		—		(32,379)
Interest expense on note payable to CTI	—	409		(409)	p	—
Loss on extinguishment of debt	(8,136)	—		—		(8,136)
Other income, net	21,630	7,192		—		28,822
Income (loss) before income tax provision	3,479	(20,108)		(207)		(16,836)
Income tax provision	(42,259)	22,538		—	q	(19,721)
Net loss from continuing operations	$(38,780)	$2,430		$(207)		$(36,557)
Weighted average common shares outstanding:
Basic and Diluted	208,301,686				r	208,301,686
Loss per share:
Basic	$(0.31)				s	$(0.30)
Diluted	(0.31)				t	(0.30)

Unaudited Pro Forma Consolidated Statement of Operations for the Fiscal Year Ended January 31, 2011

	Historical	Distribution of Comverse	a	Pro forma Adjustments	Note	Pro forma as Adjusted
	(In thousands, except per share and per share data)
Revenue:
Product revenue	$676,066	$(300,902)		$—		$375,164
Service revenue	913,569	(561,934)		—		351,635
Total revenue	1,589,635	(862,836)		—		726,799
Costs and expenses:
Product costs	258,187	(138,378)		1,274	n	121,083
Service costs	452,771	(335,510)		—		117,261
Research and development, net	245,342	(148,817)		—		96,525
Selling, general and administrative	673,512	(187,078)		(253)	o	486,181
Other operating expenses:
Impairment of goodwill and other intangible assets	(17,500)	—		—		(17,500)
Restructuring charges	29,934	(29,934)		—		—
Total other operating expenses	12,434	(29,934)		—		(17,500)
Total costs and expenses	1,642,246	(839,717)		1,021		803,550
Loss from operations	(52,611)	(23,119)		(1,021)		(76,751)
Interest income	4,093	(1,717)		—		2,376
Interest expense	(30,813)	900		—		(29,913)
Interest expense on note payable to CTI	—	19		(19)	p	—
Other income, net	5,974	3,645		—		9,619
Loss before income tax (provision) benefit	(73,357)	(20,272)		(1,040)		(94,669)
Income tax (provision) benefit	(36,932)	55,828		—	q	18,896
Net loss from continuing operations	$(110,289)	$35,556		$(1,040)		$(75,773)
Weighted average common shares outstanding:
Basic and Diluted	205,162,720				r	205,162,720
Loss per share:
Basic	$(0.62)				s	$(0.45)
Diluted	(0.62)				t	(0.45)

Unaudited Pro Forma Consolidated Statement of Operations for the Fiscal Year Ended January 31, 2010

	Historical	Distribution of Comverse	d	Pro forma Adjustments	Note	Pro forma as Adjusted
	(In thousands, except per share and per share data)
Revenue:
Product revenue	$618,749	$(244,417)		$(60)	n	$374,272
Service revenue	879,731	(550,370)		—		329,361
Total revenue	1,498,480	(794,787)		(60)		703,633
Costs and expenses:
Product costs	245,579	(117,412)		2,814	n	130,981
Service costs	464,674	(355,720)		—		108,954
Research and development, net	259,746	(175,949)		—		83,797
Selling, general and administrative	704,815	(226,040)		(149)	o	478,626
Other operating expenses:
Impairment of goodwill and other intangible assets	3,356	(3,356)		—		—
Restructuring charges	15,413	(15,272)		—		141
Total other operating expenses	18,769	(18,628)		—		141
Total costs and expenses	1,693,583	(893,749)		2,665		802,499
Loss from operations	(195,103)	98,962		(2,725)		(98,866)
Interest income	7,043	(3,169)		—		3,874
Interest expense	(25,381)	314		—		(25,067)
Interest expense on note payable to CTI	—	(4,845)		4,845	p	—
Other (expense), net	(18,095)	(476)		—		(18,571)
Loss before income tax benefit	(231,536)	90,786		2,120		(138,630)
Income tax benefit	7,297	59,423		—	q	66,720
Net loss from continuing operations	$(224,239)	$150,209		$2,120		$(71,910)
Weighted average common shares outstanding:
Basic and Diluted	204,513,420				r	204,513,420
Loss per share:
Basic	$(1.14)				s	$(0.39)
Diluted	(1.14)				t	(0.39)

Notes to Unaudited Pro Forma Consolidated Financial Statements

a.
Reflects the elimination of the historical results of operations, assets, liabilities and equity of Comverse. Although CTI allocates certain of its general corporate overhead expenses and professional fees to Comverse, those expenses are not included in the elimination of Comverse's historical results of operations, as it is not factually supportable that CTI would not have incurred the expenses allocated to Comverse, if the share distribution had occurred at the beginning of the periods presented for pro forma results of operations. In addition, the income tax benefit on the reported loss before income tax benefit has been adjusted to reflect the amounts allocable to CTI and Comverse on an intraperiod allocation basis.

b.	Reflects the cash contribution made by CTI to Comverse as part of the share distribution.

c.	Reflects amounts payable to Comverse by affiliates.

d.	Reflects the contribution to Comverse of assets and liabilities pertaining to CTI capital by CTI.

e.	Reflects the contribution to Comverse of property and equipment by CTI as part of the share distribution. The assets primarily consist of equipment, software and leasehold improvements of facilities.

f.	Reflects the transfer to Comverse of lease deposits and deferred lease liability from CTI as part of the share distribution.

g.
Reflects the of estimated transaction costs attributable to the share distribution that are factually supportable, primarily related to financial advisory, accounting, tax, consulting and legal fees, which will be paid by CTI. The total estimated transaction costs are $19.9 million, of which $10.1 million were incurred during the six months ended July 31, 2012.

h.	Reflects bonuses payable by CTI upon consummation of the share distribution.

i.	Reflects the assumption by Comverse of employee-related liabilities attributable to employees transferred to Comverse from CTI as part of the share distribution.

j.
Reflects the adjustment to tax assets and liabilities for the tax effect of the pro forma adjustments discussed above using the statutory tax rate in effect in the respective tax jurisdictions adjusted for the impact of non-deductible items and valuation allowances. Upon the share distribution, tax law allocations in conjunction with the Tax Disaffiliation Agreement between CTI and Comverse entered into in connection with the share distribution may result in changes to CTI's reported tax amounts.

k.	Reflects the settlement of borrowings under notes that were payable by Comverse to CTI through a capital contribution to Comverse by CTI as part of the share distribution.

l.	Reflects the reclassification of net investment of CTI in Comverse into additional paid-in capital.

m.	Reflects the elimination of transaction costs directly attributable to the share distribution that are non-recurring.

n.	Reflects adjustments to product revenue and product costs related to transactions with affiliates that were eliminated in CTI's consolidation.

o.	Reflects the depreciation of property and equipment that was contributed to Comverse by CTI as part of the share distribution.

p.
Reflects the elimination of interest expense on borrowings under notes that were payable by Comverse to CTI that settled through a capital contribution to Comverse by CTI as part of the share distribution.

q.
Reflects the tax effect of the pro forma adjustments discussed above using the statutory tax rate in effect in the respective tax jurisdictions adjusted for the impact of non-deductible items and the valuation allowances.

r.
The number of shares used to compute pro forma basic and diluted loss per share attributable to CTI's shareholders is based on the weighted average number of shares of CTI's common stock outstanding during the applicable fiscal period.

s.	Pro forma basic loss per share attributable to CTI's shareholders reflects the impact of noncontrolling interest.

t.
Pro forma diluted loss per share attributable to CTI's shareholders reflects the impact of noncontrolling interest. As a result of net loss, the diluted loss per share computation excludes contingently issuable shares of CTI's common stock issuable upon exercise of outstanding stock options or in settlement of other share-based awards granted under our equity-based compensation plans, because the effect would be antidilutive. The dilutive impact of subsidiary stock-based awards on CTI's reported net loss is recorded as an adjustment to net loss for the purposes of calculating loss per share.